UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C

INFORMATION STATEMENT PURSUANT TO SECTION 14(C)

OF THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

[   ]Preliminary Information Statement

[   ]Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[X]Definitive Information Statement

BIGFOOT PROJECT INVESTMENTS INC.

(Name of Registrant As Specified In Its Charter)

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Payment of Filing Fee (Check the appropriate box):

[X]No fee required

[   ]Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

(1)Title of each class of securities to which transaction applies: Common Stock, $0.001 par value per share

(2)Aggregate number of securities to which transaction applies: N/A.

(3)Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)Proposed maximum aggregate value of transaction: N/A

(5)Total fee paid: N/A

[   ]Fee paid previously with preliminary materials.

[   ]Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid: $0

(2)Form, Schedule or Registration Statement No.: N/A

(3)Filing Party: N/A

(4) Date Filed: N/A

BIGFOOT PROJECT INVESTMENTS INC.

570 El Camino Real #150

Redwood City, CA 94063

(415) 518-8494

NOTICE OF WRITTEN CONSENT TO ACTION BY STOCKHOLDERS

January 17, 2018

This notice and the accompanying Information Statement is being furnished to the stockholders of Bigfoot Project Investments Inc., a Nevada corporation (the “Company” or “us” or “we” or “our”), with respect to a written consent to action received on December 31, 2017 from the holders of 50.04% of the 299,731,899 issued and outstanding shares of the Company’s Common Stock adopting resolutions approving the following corporate actions:

1.To increase the authorized shares of common stock issued and outstanding pursuant to Section 78.207 of the Nevada Revised Statutes; and

2.To amend and restate the Company’s Articles of Incorporation as set forth in the Amended and Restated Articles of Incorporation attached to and forming a part of the accompanying Information Statement (the “Amended and Restated Articles”); and

3.To adopt the Company’s 2018 Equity Incentive Plan in substantially the form attached to and forming a part of the accompanying Information Statement (the “2018 Equity Incentive Plan”), covering an aggregate of 100,000,000 shares of Common Stock of the Company, which provides for the payment of various forms of incentive compensation to employees, consultants, executives, and directors of the Company (or any parent or subsidiary of the Company or whose participation in the Plan the Board determines to be in the Company’s best interests.).

The Amended and Restated Articles include the addition of certain provisions that may, under certain circumstances, have the effect of delaying, deferring, or preventing a change in control of the Company without further vote or action by the stockholders and could adversely affect the voting and other rights of the holders of our Common Stock.

Only Company stockholders of record at 8:00 a.m. PST on December 31, 2017 are entitled to receive the accompanying Information Statement.

The Amended and Restated Articles will become effective on the earlier of (i) 21 days from the date the accompanying Information Statement is first mailed to the stockholders or (ii) such later date as approved by our Board of Directors, in its sole discretion.

Your vote or consent is not requested or required, and our Board of Directors is not soliciting your proxy. Section 78.320 of the Nevada Revised Statutes and the Company’s Bylaws provide that any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if stockholders holding at least a majority of the voting power sign a written consent approving the action. The written consent of a majority of the outstanding shares of our Common Stock is sufficient to approve these matters.

The accompanying Information Statement is being furnished to you solely for the purpose of informing stockholders of the matters described herein in compliance with Regulation 14C of the Securities Exchange Act of 1934, as amended.

By Order of the Board of Directors

/s/ Carmine T. Biscardi

Name: Carmine T. Biscardi

Chief Executive Officer

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

BIGFOOT PROJECT INVESTMENTS INC.

570 El Camino Real #150

Redwood City, CA 94063

(415) 518-8494

INFORMATION STATEMENT

Date first mailed to stockholders: January 17, 2018

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY.

ABOUT THIS INFORMATION STATEMENT

INTRODUCTION

This information statement (this “Information Statement”) has been filed with the Securities and Exchange Commission (the “SEC”) and is being mailed or otherwise furnished to the registered stockholders of Bigfoot Project Investments Inc., a Nevada corporation (the “Company” or “us” or “we” or “our”), solely for the purpose of informing you, as one of our stockholders, in the manner required under Regulation 14(c) promulgated under the Securities Exchange Act of 1934, as amended, that the holders of a majority of the outstanding shares of our Common Stock have executed a written consent to action approving certain corporate actions described herein.

The proposed corporate actions were approved by resolution of our Board of Directors on December 31, 2017. In order to eliminate the costs and management time involved in holding a special meeting, and in order to effect the proposed corporate actions as quickly as possible, our Board of Directors resolved to proceed with the corporate actions by obtaining a written consent to action from stockholders holding a majority of the voting power of the Company.

This Information Statement is dated January 17, 2018 and is first being mailed to stockholders on or about January 17, 2018. Only stockholders of record at 8:00 a.m. PST on December 31, 2017 (the “Record Date”) are entitled to receive this Information Statement.

INFORMATION CONCERNING THE PROPOSED CORPORATE ACTIONS

1.PROPOSAL TO INCREASE THE ISSUED AND OUTSTANDING COMMON SHARES

The number of issued and outstanding shares of the Company’s Common Stock will be increased from 500,000,000 shares to 3,500,000,000 shares at 5:00 p.m. PST on the effective date of the filing with the Nevada Secretary of State of a Certificate to Accompany Restated Articles or Amended and Restated Articles (the “Certificate of Amended and Restated Articles”) with the Amended and Restated Articles attached thereto (the “Effective Date”).

The additional shares of Common Stock will have rights identical to the currently outstanding Common Stock and their authorization will not affect the rights of the holders of currently outstanding Common Stock. However, if additional shares of Common Stock are actually issued, any such issuance would have the effect of diluting the earnings per share and book value per share of outstanding shares of Common Stock.

The Board of Directors believes that the increase in authorized common stock will make the Company’s capital structure more appealing to prospective investors and thereby facilitate the raising of capital through equity financings. If the market price of our Common Stock declines after the implementation of the increase of authorized common stock, then the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would be the case in the absence of the increase.

We currently have 500,000,000 authorized shares of Common Stock. As of January 17, 2018, 299,731,899 shares of Common Stock were issued and outstanding.

The principal purpose to authorize additional shares of Common Stock is to provide us with (i) sufficient shares to satisfy all of our obligations under outstanding convertible securities, (ii) additional financial flexibility to issue Common Stock for purposes which may be identified in the future, including, without limitation, to distribute Common Stock to stockholders pursuant to stock splits and/or stock dividends, to raise equity capital, to provide sufficient shares for issuance under any stock option plan, to adopt additional equity incentive plans or reserve additional shares for issuance under such plans, to make acquisitions through the use of Common Stock, or to raise sufficient additional capital to qualify to have our common stock quoted on NASDAQ or listed on an exchange, and to effect other corporate transactions. The availability of additional shares of common stock is particularly important if the Board of Directors needs to undertake any of the foregoing actions on an expedited basis.

An increase in the number of authorized shares of Common Stock would enable the Board of Directors to avoid the time (and expense) of seeking Stockholder approval in connection with any such contemplated action. The Board of Directors does not intend to solicit further Stockholder approval prior to the issuance of any additional shares of Common Stock, except as may be required by applicable law or the rules of any stock exchange upon which our securities may be listed. As of the date hereof, except as disclosed above, we do not have any plans, proposals, or arrangements, written or otherwise, to issue any of the newly available authorized shares. Approval of the proposal does not mean that we will necessarily enter into such transactions, but our Board believes that it may make us a more attractive candidate for a corporate transaction for financing. No assurance can be given that approval of this proposal will lead to a corporate transaction or significant financing. The holders of our Common Stock do not have preemptive rights to purchase any shares issued in the future.

The proposed increase in the authorized number of shares of Common Stock could have a variety of effects on our Stockholders depending upon the exact nature and circumstances of any actual issuances of such authorized shares. The increase could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of us more difficult. For example, additional shares could be issued by us so as to dilute the stock ownership or voting rights of persons seeking to obtain control of us. Similarly, the issuance of additional shares to certain persons allied with our management could have the effect of making it more difficult to remove our current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. In addition, an issuance of additional shares by us could have an effect on the potential realizable value of a Stockholder's investment. In the absence of a proportionate increase in our earnings and book value, an increase in the aggregate number of our outstanding shares caused by the issuance of the additional shares would dilute the earnings per share and book value per share of all outstanding shares of our Common Stock. If such factors were reflected in the price per share of Common Stock, the potential realizable value of a Stockholder's investment could be adversely affected.

Your attention is directed to the table below which sets forth the number of shares of Common Stock that would be available for issuance once this Action is implemented.

Common Stock
Shares currently authorized	500,000,000
Shares currently outstanding - fully diluted	299,731,899
Additional shares currently available for issuance	200,268,101
Shares authorized once Common Stock increase is implemented	3,500,000,000
Shares currently outstanding - fully diluted	299,731,899
Additional shares that can be issued once Common Stock increase is implemented	3,200,268,101

2.PROPOSAL TO AMEND AND RESTATE THE ARTICLES OF INCORPORATION

Our Board of Directors has determined that the current Articles of Incorporation of the Company are inadequate for our current and anticipated future needs. Therefore, on December 31, 2017, the Board of Directors resolved that it would be in the best interests of the Company and its stockholders to amend and restate the Articles of Incorporation of the Company in the form of the Amended and Restated Articles of Incorporation attached hereto (the “Amended and Restated Articles”).

The full Amended and Restated Articles of Incorporation are attached hereto as a supplement to this filing.

POSSIBLE ANTI-TAKEOVER EFFECTS OF THE PROPOSALS

The Amended and Restated Articles will result in an increase in the number of authorized but unissued shares of our Preferred Stock. Under certain circumstances this could have an anti-takeover effect, although this is not the intent of the Board of Directors. For example, it may be possible for the Board of Directors to delay or impede a takeover or transfer of control of the Company by causing such authorized but unissued shares to be issued to holders who might side with the Board of Directors in opposing a takeover bid that the Board of Directors determines is not in the best interests of the Company and our stockholders. The effective increase in the number of authorized but unissued shares of our Common Stock and/or the increase of the number of authorized but unissued shares of our Preferred Stock therefore may have the effect of discouraging unsolicited takeover attempts. By potentially discouraging the initiation of any such unsolicited takeover attempt, the effective increase in the number of authorized but unissued shares of our Common Stock and/or the increase in the number of authorized but unissued shares of our Preferred Stock may limit the opportunity for the Company’s stockholders to dispose of their shares at a higher price than may be available in a takeover attempt or under a merger proposal. Furthermore, the effective increase in the number of authorized but unissued shares of our Common Stock and/or the increase in the number of authorized but unissued shares of our Preferred Stock may have the effect of permitting the Company’s current management, including the current Board of Directors, to retain its position and place it in a better position to resist changes that stockholders may desire to make if they are dissatisfied with the conduct of the Company’s business. However, the Board of Directors did not approve the increase in authorized shares to be used as a type of anti-takeover device.

In addition to the potential anti-takeover effects of an effective increase in the number of authorized but unissued shares of our Common Stock and/or the increase in the number of authorized but unissued shares of our Preferred Stock, certain provisions of the Amended and Restated Articles also could be used by management of the Company to prevent, delay, or defer a transaction that might provide an above-market premium that is favored by a majority of the independent stockholders without further vote or action by the stockholders.

While the aforementioned provisions of the Amended and Restated Articles may be deemed to have possible anti-takeover effects, their approval and adoption was not prompted by any specific takeover threat currently perceived by management, and neither our management nor our Board of Directors views any provision of the Amended and Restated Articles as an anti-takeover mechanism. Except for the potential effects of the aforementioned provisions, there are no anti-takeover provisions in the Amended and Restated Articles, the Bylaws or other governing documents of the Company, and the Board of Directors currently has no plan to adopt any proposal or to enter into any other arrangement that may have material anti-takeover consequences.

3.PROPOSAL TO ADOPT AND APPROVE THE 2018 EQUITY INCENTIVE PLAN

Our Board of Directors has determined it to be in the best interests of the Company and its shareholders to adopt a flexible equity incentive plan. Therefore, effective as of January 1, 2018, our Board of Directors resolved to adopt and approve an equity incentive plan covering an aggregate of 100,000,000 shares of Common Stock of the Company, the form of which is attached to and is a part of this Information Statement (the “2018 Equity Incentive Plan”).

Summary of the 2018 Equity Incentive Plan

Our Board of Directors and stockholders adopted our 2018 Equity Incentive Plan, which the Board intends to become effective as of January 1, 2018. The description set forth below summarizes the principal terms and conditions of the 2018 Equity Incentive Plan, does not purport to be complete and is qualified in its entirety by reference to the 2018 Equity Incentive Plan, a copy of which is attached to this Information Statement.

General. The primary objectives of the 2018 Stock Incentive Plan are to:

•attract and retain selected key employees, consultants, and directors;
•encourage commitment and motivate excellent performance;
•align personal interests with those of our shareholders; and
•enable them to share in the long-term growth and success of the Company.

Shares Subject to 2018 Equity Incentive Plan. We have reserved 100,000,000 shares of our common stock for issuance under our 2018 Equity Incentive Plan.

•shares subject to options granted under our 2018 Equity Incentive Plan that cease to be subject to the option for any reason other than exercise of the option;
•shares subject to awards granted under our 2018 Equity Incentive Plan that are subsequently forfeited or repurchased by us at the original issue price;
•shares subject to awards granted under our 2018 Equity Incentive Plan that otherwise terminate without shares being issued; and
•shares surrendered, cancelled, or exchanged for cash.

Term. We anticipate that our 2018 Equity Incentive Plan will terminate ten years from the date our Board of Directors approves the plan, unless it is terminated earlier by our Board of Directors.

Administration. Our 2018 Equity Incentive Plan will be administered by our Board of Directors. The Board will have the authority to:

•determine eligible persons to whom awards shall be granted from time to time under the plan and the number of shares to be covered by each award;

•determine, and to set forth in award agreements, the terms and conditions of all awards, including any applicable exercise or purchase price, the installments and conditions under which an award shall become vested;

•approve the forms of award agreements; and
•construe and interpret our 2018 Equity Incentive Plan, grant awards, and make all other determinations necessary or advisable for the administration of the plan.

Awards under the 2018 Equity Incentive Plan may be made subject to “performance factors.”

1.Eligibility. Our employees, consultants, outside directors, or any Parent or Subsidiary of the Company whose participation in the Plan the Board determines to be in the Company’s best interests. are eligible to participate in the 2018 Equity Incentive Plan as determined by the Board; provided, however, that incentive stock options may be granted only to employees.

Types of Incentive Awards. Under the 2018 Equity Incentive Plan, the committee may grant incentive awards that may be any of the following:

•incentive stock options as defined in Section 422 of the Code;
•“nonstatutory” stock options;
•shares of restricted stock;
•restricted stock units; and
•other stock-based awards.

Stock Options. Our 2018 Equity Incentive Plan will provide for the grant of incentive stock options that qualify under Section 422 of the Code only to our employees. All awards other than incentive stock options may be granted to our employees, directors, consultants, independent contractors, and advisors, provided the consultants, independent contractors, and advisors render services not in connection with the offer and sale of securities in a capital-raising transaction. The exercise price of each stock option must be at least equal to the fair market value of our common stock on the date of grant. The exercise price of incentive stock options granted to 10% stockholders must be at least equal to 110% of that value. To the extent that the aggregate fair market value of shares of our Common Stock with respect to which incentive stock options are exercisable for the first time by any employee during any calendar year exceeds $100,000, such options must be treated as non-statutory stock options.

Our Board may provide for options to be exercised only as they vest or to be immediately exercisable with any shares issued on exercise being subject to our right of repurchase that lapses as the shares vest. The maximum term of options granted under our 2018 Equity Incentive Plan is ten years.

The exercise price of each option may be payable in several ways, including cash or, in the Board’s discretion, by the delivery of shares of our Common Stock owned by the option holder, or by withholding shares that otherwise would be acquired upon the exercise of the option, or by any combination of the two. The committee has the authority not to permit options to be exercised by the delivery of shares to the extent deemed appropriate to avoid adverse accounting consequences.

Options granted under our 2018 Equity Incentive Plan generally may be exercised for a period within ninety (90) days after the termination of the participant’s service to us, except in the case of death or permanent disability, in which case the options may be exercised for up to 12 months following termination of the participant’s service to us, and in the case of termination for “cause,” in which case the options terminate on the participant’s termination date.

Restricted Stock. A restricted stock award is an offer by the Company to sell shares of our common stock subject to restrictions. The price (if any) of a restricted stock award will be determined by The Board. Unless otherwise determined by The Board at the time of award, vesting will cease on the date the participant no longer provides services to us and unvested shares will be forfeited to or repurchased by us.

Restricted Stock Units. A restricted stock unit, or an RSU, is an award that covers a number of shares of our common stock that may be settled upon vesting in cash or by the issuance of the underlying shares. These awards are subject to forfeiture prior to settlement because of termination of employment or failure to achieve certain performance conditions.

Other Stock-Based Awards. The Board is authorized to grant other stock-based awards, including shares of Common Stock awarded purely as a bonus and not subject to any restrictions or conditions, shares of Common Stock in payment of the amounts due under an incentive or performance plan sponsored or maintained by the Company, stock equivalent units, deferred stock units, and awards valued by reference to the value of shares of Common Stock. The Board may condition the grant or vesting of such Other Stock-Based Awards upon the attainment of specified performance factors or such other factors as The Board may determine. The Board may also provide for the grant of Common Stock under such awards upon the completion of a specified Performance Period. Other Stock-Based Awards may be granted either alone or in addition to or in tandem with other awards granted under the 2018 Equity Incentive Plan.

Incentive Awards Nontransferable. Awards granted under our 2018 Equity Incentive Plan may not be transferred in any manner other than by will or by the laws of descent and distribution, or as determined by the Board. Unless otherwise restricted by the Board, awards that are nonstatutory stock options may be exercised during the lifetime of the Participant only by the Participant, the Participant’s guardian or legal representative, or a family member of the Participant who has acquired the option by a permitted transfer. Awards that are incentive stock options may be exercised during the lifetime of the Participant only by the Participant or the Participant’s guardian or legal representative.

Change in Control. If we experience a change in control transaction, the Board may, but shall not be obligated to:

•accelerate, vest, or cause the restrictions to lapse with respect to all or any portion of an award;
•cancel awards for fair value (as determined by the Board);

•provide for the assumption of awards or the issuance of substitute awards that will substantially preserve the otherwise applicable terms of any affected award previously granted hereunder as determined by the Board; or

•provide advance notice of such “change in control” transaction to holders of options, after which any options not exercised prior to such change in control may be cancelled.

Withholding Taxes. Whenever shares are to be issued in satisfaction of awards granted under the 2018 Equity Incentive Plan, the Company may require the participant to remit to the Company, or to its affiliate employing the participant, an amount sufficient to satisfy applicable U.S. federal, state, local, and international withholding tax requirements or any other tax liability legally due from the Participant prior to the delivery of shares pursuant to exercise or settlement of any award. Whenever payments in satisfaction of awards granted under the 2018 Equity Incentive Plan are to be made in cash, such payment will be net of an amount sufficient to satisfy applicable U.S. federal, state, local and international withholding tax requirements or any other tax liability legally due from the Participant. The Board, in its sole discretion and pursuant to such procedures as it may specify from time to time and to limitations of local law, may require or permit a participant to satisfy such tax withholding obligation or any other tax liability legally due from the Participant, in whole or in part by (without limitation) (i) paying cash, (ii) electing to have the Company withhold otherwise deliverable cash or shares having a Fair Market Value equal to the minimum statutory amount required to be withheld, or (iii) delivering to the Company already-owned shares having a Fair Market Value equal to the minimum amount required to be withheld.

Other Tax Considerations. Upon accelerated exercisability of options and accelerated lapsing of restrictions on restricted stock or other incentive awards in connection with a “change in control,” certain amounts associated with such incentive awards could, depending on the individual circumstances of the grantee, constitute “excess parachute payments” under the golden parachute provisions of Section 280G of the Code. Whether amounts constitute “excess parachute payments” depends on, among other things, the value of the accelerated incentive awards and the past compensation of the grantee.

Section 409A of the Code generally provides that any deferred compensation arrangement that does not satisfy specific written requirements regarding (i) timing and form of payouts, (ii) advance election of deferrals, and (iii) restrictions on acceleration of payouts results in immediate taxation of all amounts deferred to the extent not subject to a substantial risk of forfeiture. In addition, tax on the amounts included in income also are subject to a 20% excise tax and interest. In general, to avoid a violation of Section 409A of the Code, amounts deferred may be paid out only upon separation from service, disability, death, a specified time, a change in control (as defined by the Treasury Department), or an unforeseen emergency. Furthermore, the election to defer generally must be made in the calendar year before performance of services, and any provision for accelerated payout other than for reasons specified by the Treasury may cause the amounts deferred to be subject to early taxation and to the imposition of the excise tax. Section 409A of the Code is broadly applicable to any form of deferred compensation other than tax-qualified retirement plans and bona fide vacation, sick leave, compensatory time, disability pay, or death benefits and may be applicable to certain awards under the 2018 Equity Incentive Plan. The Treasury Department has provided guidance on transition issues and final regulations under new Section 409A of the Code. Incentive awards under the 2018 Equity Incentive Plan that are subject to Section 409A of the Code are intended to satisfy the requirements of Section 409A of the Code, as specified in an incentive agreement.

Generally, taxable compensation earned by “covered employees” (as defined in Section 162(m) of the Code) for options or other applicable incentive awards is intended to constitute qualified performance-based compensation. We should, therefore, be entitled to a tax deduction for compensation paid in the same amount as the ordinary income recognized by the covered employees without any reduction under the limitations of Section 162(m) on deductible compensation paid to such employees. However, the committee may determine, within its sole discretion, to grant incentive awards to such covered employees that do not qualify as performance-based compensation. Under Section 162(m), the Company is denied a deduction for annual compensation paid to such employees in excess of $1,000,000.

THE FOREGOING IS A SUMMARY OF THE UNITED STATES FEDERAL INCOME TAX CONSEQUENCES THAT GENERALLY WILL ARISE UNDER THE CODE WITH RESPECT TO INCENTIVE AWARDS GRANTED UNDER THE 2018 EQUITY INCENTIVE PLAN AND DOES NOT PURPORT TO BE A COMPLETE STATEMENT OF ALL RELEVANT PROVISIONS OF THE CODE.

MOREOVER, THIS SUMMARY IS BASED ON CURRENT FEDERAL INCOME TAX LAWS UNDER THE CODE, WHICH ARE SUBJECT TO CHANGE. THE TREATMENT OF FOREIGN, STATE, LOCAL, OR ESTATE TAXES IS NOT ADDRESSED. THE TAX CONSEQUENCES OF THE INCENTIVE AWARDS ARE COMPLEX AND DEPENDENT ON EACH INDIVIDUAL’S PERSONAL TAX SITUATION. ALL PARTICIPANTS ARE ADVISED TO CONSULT WITH THEIR OWN TAX ADVISERS RESPECTING INCENTIVE AWARDS.

Amendment and Termination. Our Board of Directors may amend or terminate the 2018 Equity Incentive Plan at any time, subject to all necessary regulatory and shareholder approvals. However, no termination or amendment of the 2018 Equity Incentive Plan will adversely affect in any material way any outstanding incentive award previously granted to a grantee without his consent.

Plan Benefits

The grant of incentive awards under the 2018 Equity Incentive Plan to employees, consultants, and non-employee directors is subject to the discretion of the Board.

APPROVAL OF THE PROPOSED CORPORATE ACTIONS

Under Section 78.207 of the Nevada Revised Statutes, the Board of Directors may increase the number of authorized shares if: (a) the Board of Directors adopts a resolution setting forth the proposal to increase the number of authorized shares of a class or series; and (b) the proposal is approved by the vote of stockholders holding a majority of the voting power.

Under Section 78.390(1) of the Nevada Revised Statutes, every amendment to the Company’s Articles of Incorporation must first be adopted by a resolution of the Board of Directors and must then be approved by stockholders entitled to vote on any such amendment. Under Section 78.390(1) of the Nevada Revised Statutes and the Company’s Bylaws, an affirmative vote by stockholders holding shares entitling them to exercise at least a majority of the voting power is sufficient to amend the Company’s Articles of Incorporation.

Under Section 78.390(2) of the Nevada Revised Statutes, if any amendment to the Company’s Articles of Incorporation would adversely alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series adversely affected by the amendment regardless of limitations or restrictions on the voting power thereof.

Pursuant to Section 78.320 of the Nevada Revised Statutes, unless otherwise provided in the Company’s Articles of Incorporation or the Bylaws, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power. Under Section 78.320 of the Nevada Revised Statutes, an action authorized by written consent does not require a meeting of stockholders to be called or notice thereof to be given.

Our Board of Directors adopted resolutions on December 31, 2017 (the “Record Date”) setting forth for approval by stockholders the proposed corporate actions. At that time, the Company’s authorized capital consisted of 500,000,000 shares of Common Stock, $0.001 par value per share, of which 299,731,899 shares were issued and outstanding. On the Record Date, only the Company’s Common Stock carried voting rights with each outstanding share of Common Stock entitling the holder thereof to one (1) vote on all matters submitted to a vote of the stockholders. Accordingly, the Board of Directors submitted for approval the proposal to increase the number of authorized common stock, the proposal to adopt and put into effect the Amended and Restated Articles to the vote of the holders of the issued and outstanding shares of Common Stock, and to implement the 2018 Equity Incentive Plan.

On the Record Date, the Company’s stockholders present to vote held approximately 50.04% of the issued and outstanding shares of Common Stock, representing a majority of the voting power of our stockholders holding Common Stock. All of these stockholders voted in favor of the proposed corporate actions by written consent on the Record Date. Such vote constituted approval of the proposed corporate actions by 50.04% of the issued and outstanding shares of Common Stock. Since these stockholders had sufficient voting power to approve the corporate actions through their ownership of capital stock of the Company, no consent or approval of the corporate actions by any other stockholder was solicited.

The Company has obtained all necessary corporate approvals in connection with the proposed corporate actions, and your consent is not required and is not being solicited in connection with the approval of the corporate actions. No vote or other action is requested or required on your part.

EFFECTIVE DATE

The proposed corporate actions will become effective on the earlier of (i) 21 days from the date this Information Statement is first mailed to the stockholders or (ii) such later date as approved by our Board of Directors, in its sole discretion. Both the increase in authorized common stock and the Amended and Restated Articles will become effective upon the effective date of the filing with the Nevada Secretary of State of a Certificate to Accompany Restated Articles or Amended and Restated Articles (the “Certificate of Amended and Restated Articles”) as set forth therein with the Amended and Restated Articles attached thereto (the “Effective Date”) pursuant to Section 78.403 of the Nevada Revised Statutes. The Board of Directors may revoke any proposed corporate action before it is acted on without further approval of the stockholders if the Board of Directors determines that the action no longer is in the best interests of the Company and its stockholders.

DISSENTERS’ RIGHTS

Neither the Articles of Incorporation of the Company, nor the Bylaws of the Company nor the Nevada Revised Statutes provide for dissenters’ rights of appraisal in connection with the aforementioned corporate actions.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth sets forth information regarding the number of shares of Common Stock beneficially owned on the Record Date, by:

•each person who is known by us to beneficially own 5% or more of the Common Stock;
•each of our directors and named executive officers; and
•all of our directors and executive officers, as a group.

Unless otherwise indicated, the Common Stock beneficially owned by a holder includes shares owned by a spouse, minor children, and relatives sharing the home of such holder, as well as entities owned or controlled by such holder, and also includes shares subject to options to purchase our Common Stock exercisable within 60 days after the Record Date. Except as otherwise indicated, the stockholders listed in the table have sole voting and investment power with respect to their shares.

Name and Address of Stockholders*	Shares Beneficially Owned	Percentage Ownership**

Carmine T. Biscardi, CEO, Dir.	122,385,000	40.83%
William F. Marlette, Dir.	13,250,000	4.42%
Sara Reynolds, CFO, Dir.	1,820,855	0.61%
C. Thomas Biscardi, Jr., President and Dir.	4,750,000	1.58%
Officers and Directors as a Group	142,205,855	47.44%

*Each stockholder’s address is c/o Bigfoot Project Investments Inc. 570 El Camino Real #150, Redwood City, CA 94063.

**Percent of class is calculated on the basis of the number of shares outstanding on December 31, 2017 (299,731,899).

PROPOSALS BY SECURITY HOLDERS

There are no proposals by any security holders.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

None of the Company’s directors or officers at any time since the beginning of the last fiscal year has any substantial interest, direct or indirect, by security holdings or otherwise, in the proposed corporate actions that is not shared by all other holders of the Company’s capital stock. Our Board of Directors and majority stockholders approved the proposed corporate actions on the Record Date. No other security holder entitled to vote at a stockholders’ meeting or by written consent has submitted to the Company any proposal for consideration by the Company or its Board of Directors.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

We will only deliver one Information Statement to multiple stockholders sharing an address, unless we have received contrary instructions from one or more of such stockholders. Also, we will promptly deliver a separate copy of this Information Statement and future stockholder communication documents to any stockholder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and future stockholder communication documents to any stockholder or stockholders sharing an address to which multiple copies are now delivered, upon written request to us at our address noted above.

Stockholders also may address future requests regarding delivery of Information Statements and annual reports by contacting us at the address noted above.

ADDITIONAL INFORMATION

The Company files annual, quarterly, special reports, proxy statements, and other information with the Securities and Exchange Commission. You may read and copy any of such reports, statements, or other information that the Company files at the Securities and Exchange Commission’s public reference room in Washington, D.C. Please telephone the Securities and Exchange Commission at 1-800-SEC-0330 for further information on the public reference rooms. The Company’s filings with the Securities and Exchange Commission also are available to the public from commercial document retrieval services and at the web site maintained by the Securities and Exchange Commission at “http://www.sec.gov.”

January 17, 2018 By Order of the Board of Directors

/s/ Carmine T. Biscardi

Name: Carmine T. Biscardi

Title: Chief Executive Officer

AMENDED AND RESTATED

ARTICLES OF INCORPORATION

OF

BIGFOOT PROJECT INVESTMENTS INC.,

a Nevada corporation

See Amendment and Restated Articles of Incorporation

AMENDED AND RESTATED

ARTICLES OF INCORPORATION

OF

BIGFOOT PROJECT INVESTMENTS INC.,

a Nevada corporation

ARTICLE I

The name of the corporation is Bigfoot Project Investments Inc. (the “Corporation”).

ARTICLE II

The name of the Corporation’s commercial registered agent in the State of Nevada is Southwest Business Services, LLC whose address is 153 W. Lake Made Parkway, Suite 2240, Henderson, Nevada 89015.

ARTICLE III

The Corporation may engage in any lawful activity.

ARTICLE IV

A.Classes of Stock. The Corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock”; that total number of shares of capital stock that the Corporation is authorized to issue is 4,000,000,000 shares, 3,500,000,000 shares of which shall be Common Stock, par value $0.001 per share, and 500,000,000 shares of which shall be Preferred Stock, par value $0.001 per share.

B.Rights, Preferences, Privileges and Restrictions of Preferred Stock. The Preferred Stock authorized by these Articles of Incorporation may be issued from time to time in one or more series. The Corporation’s Board of Directors (the “Board of Directors”) hereby is authorized to fix or alter the rights, preferences, privileges and restrictions granted to or imposed on each series of Preferred Stock, and the number of shares constituting any such series and the designation thereof, or any of them. Subject to compliance with applicable protective voting rights that have been or may be granted to the Preferred Stock or any series thereof in Certificates of Designation or in these Articles of Incorporation (“Protective Provisions”), but notwithstanding any of the other rights of the Preferred Stock or any series thereof, the rights, preferences, privileges and restrictions of any series of Preferred Stock may be subordinated to, pari passu with (including, without limitation, inclusion in provisions with respect to liquidation and acquisition preferences, redemption and/or approval of matters by vote or written consent) or senior to any of those of any present or future class or series of Preferred Stock or Common Stock. Subject to compliance with applicable Protective Provisions (if any), the Board of Directors also is authorized to increase or decrease the number of shares of any series of Preferred Stock, before or after the issuance of such series, but not below the number of shares of such series then outstanding. In case the number of shares of any series is so decreased, the shares constituting such decrease shall resume the status that they had before the adoption of the resolution originally fixing the number of shares of such series.

C.Common Stock.

1.Dividend Rights. Subject to the prior rights of holders of all classes of stock at the time outstanding having prior rights as to dividends, the holders of Common Stock shall be entitled to receive, when, as and if declared by the Board of Directors, out of any assets of the Corporation legally available therefor, such dividends as may be declared from time to time by the Board of Directors.

2.Liquidation Rights. Subject to the rights of, and upon the completion of any distribution that may be required with respect to, any series of Preferred Stock that from time to time may come into existence, upon the liquidation, dissolution or winding up of the Corporation, the assets of the Corporation shall be distributed among the holders of Common Stock pro rata based on the number of shares of Common Stock held by each.

3.Redemption. The Common Stock is not redeemable.

4.Voting Rights. The holder of each share of Common Stock shall have the right to one (1) vote for each such share, shall be entitled to notice of any stockholders’ meeting in accordance with the Bylaws of the Corporation and shall be entitled to vote upon such matters and in such manner as may be provided by law.

ARTICLE V

The Board of Directors is authorized, from time to time, to create and issue, whether or not in connection with the issuance and sale of any of the stock or other securities or property of the Corporation, rights entitling the holders thereof to purchase from the Corporation shares of stock or other securities of the Corporation or any other corporation. The times at which and the terms upon which such rights are to be issued will be determined by the Board of Directors and set forth in the contracts or instruments that evidence such rights. The authority of the Board of Directors with respect to such rights shall include, but not be limited to, determination of the following:

(a)The initial purchase price per share or other unit of the stock or other securities or property to be purchased upon exercise of such rights.

(b)Provisions relating to the times at which and the circumstances under which such rights may be exercised or sold or otherwise transferred, either together with or separately from any other stock or other securities of the Corporation.

(c)Provisions that adjust the number or exercise price of such rights or amount or nature of the stock or other securities or property receivable upon exercise of such rights in the event of a combination, split or recapitalization of any stock of the Corporation, a change in ownership of the Corporation’s stock or other securities or a reorganization, merger, consolidation, sale of assets or other occurrence relating to the Corporation or any stock of the Corporation, and provisions restricting the ability of the Corporation to enter into any such transaction absent an assumption by the other party or parties thereto of the obligations of the Corporation under such rights.

(d)Provisions that deny the holder of a specified percentage of the outstanding stock or other securities of the Corporation the right to exercise such rights and/or cause the rights held by such holder to become void.

(e)Provisions that permit the Corporation to redeem or exchange such rights.

(f)The appointment of a rights agent with respect to such rights.

ARTICLE VI

The governing board of the Corporation shall be styled as a “Board of Directors,” and any member of such Board of Directors shall be styled as a “Director.” The number of members constituting the first Board of Directors of the Corporation is one (1), and the name and address of such member is as follows:

Name	Address
Carmine T. Biscardi	570 El Camino Real NR-150 Redwood City, CA 94063
Carmine T. Biscardi, Jr.	570 El Camino Real NR-150 Redwood City, CA 94063
Sara Reynolds	570 El Camino Real NR-150 Redwood City, CA 94063
William Marlette	570 El Camino Real NR-150 Redwood City, CA 94063

The number of directors of the Corporation may be fixed and increased or decreased in the manner provided in the Bylaws of the Corporation, provided that the number of directors shall never be less than one (1). In the interim between elections of directors by stockholders entitled to vote, all vacancies, including vacancies caused by an increase in the number of directors and including vacancies resulting from the removal of directors by the stockholders entitled to vote that are not filled by such stockholders, may be filled by the remaining directors, though less than a quorum. Notwithstanding the foregoing, whenever the holders of any one or more series of shares of Preferred Stock issued by the Corporation have the right, voting separately by series, to elect directors at an annual or special meeting of stockholders, the election, term of office, filling of vacancies and other features of such directorships shall be governed by the terms of these Articles of Incorporation or the resolution or resolutions adopted by the Board of Directors pursuant to Article IV(B) hereof.

ARTICLE VII

The personal liability of the directors and officers of the Corporation hereby is eliminated to the fullest extent permitted by Nevada Revised Statutes, Chapter 78, as the same exists or hereafter may be amended. No director or officer of the Corporation will be liable to the Corporation or its stockholders for damages for breach of fiduciary duty as a director or officer, excepting only (i) acts or omissions that involve intentional misconduct, fraud or a knowing violation of law or (ii) the payment of dividends in violation of Nevada Revised Statutes Section 78.300. No amendment, modification or repeal of this Article VII applies to or has any effect on the liability or alleged liability of any director or officer of the Corporation for or with respect to any act or omission of such director or officer having occurred before such amendment, modification or repeal, except as otherwise required by law.

ARTICLE VIII

The Corporation shall, to the fullest extent permitted by the laws of the State of Nevada, as the same exist or hereafter may be amended (but in the case of such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than such laws permitted the Corporation to provide before such amendment), indemnify and hold harmless each person who was or is a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”), by reason of the fact that such person or a person for whom such person is the legal representative is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, manager or trustee of another corporation or of a partnership, limited liability company, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such Proceeding is alleged action or inaction in an official capacity or in any other capacity while serving as a director or officer of the Corporation or at the request of the Corporation as a director, officer, manager or trustee of another corporation or of a partnership, limited liability company, joint venture, trust or other enterprise, against and from all costs, charges, expenses, liabilities and losses (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement and amounts expended in seeking indemnification granted to such person under applicable law, this Article VIII or any agreement with the Corporation) reasonably incurred or suffered by such person in connection therewith. The Corporation may, by action of the Board of Directors or through the adoption of Bylaws, provide indemnification to employees and agents of the Corporation, and to persons who are serving or did serve at the request of the Corporation as an employee or agent of another corporation or of a partnership, limited liability company, joint venture, trust or other enterprise, with the same scope and effect as provided to the directors and officers of the Corporation pursuant to the foregoing provisions of this Article VIII.

The indemnification provided for herein shall not be deemed exclusive of any other right to which a person indemnified may be entitled under any Bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to actions of such person in such person’s official capacity and as to actions of such person in another capacity while holding such office. The Corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, manager, trustee, employee or agent of another corporation or of a partnership, limited liability company, joint venture, trust or other enterprise, against any liability asserted against such person in any such capacity or arising out of such person’s status as such, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of Nevada Revised Statutes, Chapter 78. The expenses of any director or officer, current or past, incurred in defending a civil or criminal action, suit or proceeding shall be paid by the Corporation as incurred and in advance of the final disposition of such action, suit or proceeding upon the Corporation’s receipt of an undertaking by or on behalf of such current or past director or officer to repay the Corporation for all of such expenses if it ultimately is determined by a court of competent jurisdiction that such current or past director or officer is not entitled to be indemnified by the Corporation. The indemnification provided for herein shall continue as to a person who has ceased to be a director, officer, employee or agent of the Corporation, or who has ceased to serve at the request of the Corporation as a director, officer, manager, trustee, employee or agent of another corporation or of a partnership, limited liability company, joint venture, trust or other enterprise, and shall inure to the benefit of such person’s heirs, executors and administrators. No amendment, modification or repeal of this Article VIII applies to or has any effect on any right or protection of any director, officer, employee or agent of the Corporation, or any person who is or was serving at the request of the Corporation as a director, officer, manager, trustee, employee or agent of another corporation or of a partnership, limited liability company, joint venture, trust or other enterprise, existing at the time of such amendment, modification or repeal.

ARTICLE IX

In furtherance and not in limitation of the rights, powers, privileges and discretionary authority granted or conferred by Nevada Revised Statutes, Chapter 78 or other statutes or laws of the State of Nevada, the Board of Directors is expressly authorized: (i) to make, adopt, amend, alter or repeal the Bylaws of the Corporation, except as and to the extent otherwise provided in such Bylaws; (ii) from time to time to adopt Bylaw provisions with respect to indemnification of directors, officers, employees, agents and other persons as the Board of Directors deems expedient and in the best interests of the Corporation and to the extent permitted by law; and (iii) to fix and determine designations, preferences, privileges, rights and powers, and relative, participating, optional or other special rights, qualifications, limitations or restrictions, on the capital stock of the Corporation as provided by Nevada Revised Statutes Section 78.195, unless otherwise provided herein.

ARTICLE X

Unless the Corporation consents in writing to the selection of an alternative forum, the District Courts of the State of Nevada shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer, employee or other agent of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim arising pursuant to any provision of Title 7 of the Nevada Revised Statutes or (iv) any action asserting a claim governed by the internal affairs doctrine, in each case subject to such District Courts having personal jurisdiction over the indispensable parties named as defendants therein.

ARTICLE XI

The Corporation reserves the right to amend, alter, change or repeal any provision contained in these Articles of Incorporation in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

IN WITNESS WHEREOF, the undersigned, having been duly authorized by the stockholders of the Company, has hereunto set her hand and executed these Articles of Incorporation effective as of this 1st day of January 2018.

/s/Sara Reynolds

Sara Reynolds,

Secretary

2018 EQUITY INCENTIVE PLAN

BIGFOOT PROJECT INVESTMENTS INC.

1.PURPOSE.

Bigfoot Project Investments Inc., a Nevada corporation (the “Company”) has established this Plan to provide incentives to attract, retain, and motivate eligible persons whose present and potential contributions are important to the success of the Company, and any Parents and Subsidiaries that exist now or in the future, by offering them an opportunity to participate in the Company’s future performance through the grant of equity based Awards. Capitalized terms not defined herein are defined in Appendix A.

2.SHARES SUBJECT TO THE PLAN.

2.1Number of Shares Available. Subject to Sections 2.4 and 20 and any other applicable provisions hereof, the total number of shares reserved and available for grant and issuance pursuant to this Plan, including shares that may be made subject to incentive stock options (“ISO”), as of the date of adoption of the Plan by the Board, is 100,000,000 shares of the Company’s common stock (the “Shares”).

2.2Lapsed, Returned Awards. Shares subject to Awards, and Shares issued under the Plan under any Award, will again be available for grant and issuance in connection with subsequent Awards under this Plan to the extent such Shares: (a) are subject to issuance upon exercise of an Option granted under this Plan but which cease to be subject to the Option for any reason other than exercise of the Option; (b) are subject to Awards granted under this Plan that are forfeited or are repurchased by the Company at the original issue price; (c) are subject to Awards granted under this Plan that otherwise terminate without such Shares being issued; or (d) are surrendered pursuant to an Exchange Program. To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan. Shares used or withheld to pay the Exercise Price of an Award or to satisfy the tax withholding obligations related to an Award (such as through a “net exercise”) will remain available for future grant or sale under the Plan. No fractional Shares shall be issued under the Plan.

2.3Minimum Share Reserve. At all times the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Awards granted under this Plan.

2.4Adjustment of Shares. If the number of outstanding Shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification, or similar change in the capital structure of the Company, without consideration, or in the event of an extraordinary cash dividend, then (a) the number and kind of Shares reserved for issuance and future grant under the Plan set forth in Section 2.1, (b) the Exercise Prices of outstanding Options, and (c) the number and kind of Shares subject to outstanding Awards, shall be appropriately adjusted consistent with such change or event in such manner as the board of directors of the Company (the “Board”) may determine. Fractional Shares resulting from any adjustment in Awards shall be eliminated by rounding down.

3.ELIGIBILITY.

ISOs may be granted only to employees. All other Awards may be granted to employees, consultants, and directors of the Company or any Parent or Subsidiary of the Company whose participation in the Plan the Board determines to be in the Company’s best interests.

4.ADMINISTRATION.

4.1Authority. This Plan will be administered by the Board. The Board, in its discretion, may delegate the granting of Awards and other administration of the Plan to a committee of the Board or to officers of the Company or other persons, subject to any applicable legal limitations. Subject to the general purposes, terms, and conditions of this Plan, the Board will have full power to implement and carry out this Plan. The Board will have the authority, without limitation, to:

4.1.1determine eligible persons to whom Awards shall be granted from time to time and the number of Shares to be covered by each Award;

4.1.2determine, from time to time, the fair market value of Shares;

4.1.3determine, and to set forth in Award Agreements, the terms and conditions of all Awards, including any applicable exercise or purchase price, the installments and conditions under which an Award shall become vested (which may be based on performance), terminated, expired, cancelled, or replaced, and the circumstances for vesting acceleration or waiver of forfeiture restrictions, and other restrictions and limitations, which terms and conditions need not be uniform among Awards or Participants;

4.1.4approve the forms of Award Agreements and all other documents, notices, and certificates in connection therewith which need not be identical either as to type of Award or among Participants;

4.1.5construe and interpret the terms of the Plan and any Award Agreement, to determine the meaning of their terms, and to prescribe, amend, and rescind rules and procedures relating the Plan and its administration; and

4.1.6delegate any of the foregoing to a subcommittee consisting of one or more executive officers pursuant to a specific delegation.

4.2Board Interpretation and Discretion. Any determination made by the Board with respect to any Award shall be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of the Plan or Award, at any later time, and such determination shall be final and binding on the Company and all persons having an interest in any Award under the Plan. Any dispute regarding the interpretation of the Plan or any Award Agreement shall be submitted by the Participant or Company to the Board for review. The resolution of such a dispute by the Board shall be final and binding on the Company and the Participant. The Board may delegate to one or more executive officers the authority to review and resolve disputes with respect to Awards held by Participants who are not Insiders, and such resolution shall be final and binding on the Company and the Participant.

4.3Documentation. The Award Agreement for a given Award, the Plan and any other documents may be delivered to, and accepted by, a Participant or any other person in any manner (including electronic distribution or posting) that meets applicable legal requirements.

5.OPTIONS.

The Board may grant Options to Participants and will determine whether such Options will be ISO’s within the meaning of the Internal Revenue Code of 1986 (the “Code”), as amended, or Nonqualified Stock Options (“NQSOs”), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may vest and be exercised, and all other terms and conditions of the Option, subject to the following:

5.1Option Grant. Each Option granted under this Plan will identify the Option as an ISO or an NQSO. An Option may be, but need not be, awarded upon satisfaction of such Performance Factors during any Performance Period as are set out in advance in the Participant’s individual Award Agreement. If the option is being earned upon the satisfaction of Performance Factors, then the Board will: (x) determine the nature, length, and starting date of any Performance Period for each Option; and (y) select from among the Performance Factors to be used to measure the performance. Performance Periods may overlap and Participants may participate simultaneously with respect to Options that are subject to different performance goals and other criteria.

5.2Exercise Period. Options may be vested and exercisable within the times or upon the conditions as set forth in the Award Agreement governing such Option; provided, however, that no Option will be exercisable after the expiration of ten (10) years from the date the Option is granted; and provided further that no ISO granted to a person who, at the time the ISO is granted, directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary of the Company as described in Section 422(b)(6) of the Code (“Ten Percent Stockholder”) will be exercisable after the expiration of five (5) years from the date the ISO is granted. The Board also may provide for Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Board determines.

5.3Exercise Price. The Exercise Price of an Option will be determined by the Board when the Option is granted; provided that:

5.3.1the Exercise Price per share of an Option shall not be less than 100% (or, with respect to ISOs granted to a Ten Percent Stockholder, 110%) of the Fair Market Value per share of the Common Stock on the date of grant; and

5.3.2Options granted in substitution for outstanding options of another company in connection with the merger, consolidation, acquisition of property or stock, or other reorganization involving such other company and the Company or any Subsidiary of the Company may be granted with an Exercise Price equal to the Exercise Price for the substituted option of the other company, subject to any adjustment consistent with the terms of the transaction pursuant to which the substitution is to occur.

5.4Method of Exercise. Any Option granted hereunder will be vested and exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Board and set forth in the relevant Award Agreement. An Option may not be exercised for a fraction of a Share. An Option will be deemed exercised when the Company receives: (i) notice of exercise (in such form as the Board may specify from time to time) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised (together with applicable withholding taxes). Shares issued upon exercise of an Option will be issued in the name of the Participant. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 2.4 of the Plan. Exercising an Option in any manner will decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised. Payment for stock purchased upon any exercise of an Option shall be made in full in cash concurrently with such exercise, except that, if the Board shall have authorized it and the Company is not then legally prohibited from receiving such consideration, any other method in accordance with Section 9 of the Plan.

5.5Termination. The exercise of an Option will be subject to the following (except as may be otherwise provided in an Award Agreement or authorized by the Board):

5.5.1If the Participant is terminated for any reason except for Cause or the Participant’s death or disability, then the Participant may exercise such Participant’s Options only to the extent that such Options would have been exercisable by the Participant on the date of termination, no later than ninety (90) days after the termination date, but in any event no later than the expiration date of the Options.

5.5.2If the Participant is terminated because of the Participant’s death (or the Participant dies within ninety (90) days after a termination other than for Cause or because of the Participant’s Disability), then the Participant’s Options may be exercised only to the extent that such Options would have been exercisable by the Participant on the Termination Date and must be exercised by the Participant’s legal representative, or authorized assignee, no later than twelve (12) months after the Termination Date, but in any event no later than the expiration date of the Options.

5.5.3If the Participant is terminated because of the Participant’s disability, then the Participant’s Options may be exercised only to the extent that such Options would have been exercisable by the Participant on the Termination Date and must be exercised by the Participant (or the Participant’s legal representative or authorized assignee) no later than twelve (12) months after the termination date, but in any event no later than the expiration date of the Options.

5.5.4If the Participant is terminated for Cause, then Participant’s Options shall expire on such Participant’s Termination Date.

5.6Limitations on Exercise. The Board may specify a minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent any Participant from exercising the Option for the full number of Shares for which it is then exercisable.

5.7Limitations on ISOs. With respect to Awards granted as ISOs, to the extent that the aggregate fair market value of the Shares with respect to which such ISOs are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds one hundred thousand dollars ($100,000), such Options will be treated as NQSOs. For purposes of this Section 5.7, ISOs will be taken into account in the order in which they were granted. The fair market value of the Shares will be determined as of the date the Option with respect to such Shares is granted. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISOs, such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

5.8Modification, Extension or Renewal. The Board may modify, extend, or renew outstanding Options, and may accept the surrender of outstanding Options and authorize the grant of new Options in substitution therefor, provided that (a) any such action may not, without the written consent of a Participant, impair any of such Participant’s rights under any Option previously granted, and (b) other than substitutions and adjustments pursuant to Section 2.4, an outstanding Option may not be modified to reduce the Exercise Price thereof, and a new Option may not be substituted for a surrendered Option, unless such action is approved by the Company’s stockholders if the Shares are at such time traded on an established securities market. Any outstanding ISO that is modified, extended, renewed, or otherwise altered will be treated in accordance with Section 424(h) of the Code. Subject to the preceding sentences of this Section 5.8, by written notice to affected Participants, the Board may reduce the Exercise Price of outstanding Options without the consent of such Participants; provided, however, that the Exercise Price may not be reduced below the fair market value on the date the action is taken to reduce the Exercise Price.

5.9No Disqualification. Notwithstanding any other provision in this Plan, no term of this Plan relating to ISOs will be interpreted, amended, or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under Section 422 of the Code.

6.RESTRICTED STOCK AWARDS.

6.1Awards of Restricted Stock. A restricted stock Award is an offer by the Company to sell to, or a grant to, a Participant Shares that are subject to restrictions (“Restricted Stock”). The Board will determine to whom an offer will be made, the number of Shares the Participant may purchase, the purchase price (if any), the restrictions under which the Shares will be subject, and all other terms and conditions of the Restricted Stock Award, subject to the Plan.

6.2Purchase Price. The purchase price for a Restricted Stock Award will be determined by the Board and may be less than fair market value on the date the Restricted Stock Award is granted (including zero). Payment of the purchase price (if any) must be made in accordance with Section 9 of the Plan, and the Award Agreement and in accordance with any procedures established by the Company.

6.3Terms of Restricted Stock Awards. Restricted Stock Awards will be subject to such restrictions as the Board may impose or are required by law. These restrictions may be based on completion of a specified number of years of service with the Company or upon completion of performance factors, if any, during any performance period as set out in advance in the Participant’s Award Agreement. Prior to the grant of a Restricted Stock Award, the Board shall: (a) determine the nature, length, and starting date of any performance period for the Restricted Stock Award; (b) select from among the performance factors to be used to measure performance goals, if any; and (c) determine the number of Shares that may be awarded to the Participant. Performance periods may overlap and a Participant may participate simultaneously with respect to Restricted Stock Awards that are subject to different performance periods and having different performance goals and other criteria.

6.4Termination of Participant. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such Participant’s Termination Date (unless determined otherwise by the Board).

7.RESTRICTED STOCK UNITS.

7.1Awards of Restricted Stock Units. A Restricted Stock Unit (“RSU”) is an Award to a Participant covering a number of Shares that may be settled in cash, or by issuance of those Shares (which may consist of Restricted Stock). All RSUs shall be made pursuant to an Award Agreement.

7.2Terms of RSUs. The Board will determine the terms of an RSU including, without limitation: (a) the number of Shares subject to the RSU; (b) the time or times at which the RSU vests; (c) the consideration to be distributed on settlement; and (d) the effect of the Participant’s termination on each RSU. An RSU may vest upon satisfaction of such performance goals based on performance factors during any performance period as are set out in advance in the Participant’s Award Agreement. If the RSU vests upon satisfaction of performance factors, then the Board will: (x) determine the nature, length, and starting date of any performance period for the RSU; (y) select from among the performance factors to be used to measure the performance, if any; and (z) determine the number of Shares deemed subject to the RSU. Performance periods may overlap and participants may participate simultaneously with respect to RSUs that are subject to different performance periods and different performance goals and other criteria.

7.3Form and Timing of Settlement. The Board, in its sole discretion, may settle earned RSUs in cash, Shares, or a combination of both. The Board may also permit a participant to defer settlement under a RSU to a date or dates after the RSU vests, provided that the terms of the RSU and any deferral satisfy the requirements of Section 409A of the Code.

7.4Termination of Participant. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such participant’s termination date (unless determined otherwise by the Board).

8.OTHER STOCK-BASED AWARDS.

8.1Other Stock-Based Awards. The Board is authorized to grant to participants Other Stock-Based Awards, including shares of Common Stock awarded purely as a bonus and not subject to any restrictions or conditions, shares of common stock in payment of the amounts due under an incentive or performance plan sponsored or maintained by the Company, stock equivalent units, deferred stock units, and Awards valued by reference to the value of shares of common stock. The Board may condition the grant or vesting of Other Stock-Based Awards upon the attainment of specified performance factors or such other factors as the Board may determine. The Board may also provide for the grant of common stock under such awards upon the completion of a specified performance period. Other Stock-Based Awards may be granted either alone or in addition to or in tandem with other Awards granted under this Plan.

8.2Terms of Other Stock-Based Awards. The Board will determine, and each Award Agreement shall set forth, the terms of each other Stock-Based Award including, without limitation: (a) any vesting conditions; (b) the number of Shares upon which such Other Stock-Based Award is based; (c) the Performance Factors and Performance Period (if any) that shall determine the time and extent to which each Performance Award shall be vested or granted; (d) the consideration to be distributed on settlement; and (e) the effect of the participant’s termination on each Other Stock-Based Award. In establishing performance factors and the Performance Period (if any) the Board will: (x) determine the nature, length, and starting date of any Performance Period; and (y) select from among the Performance Factors to be used. Prior to settlement the Board shall determine the extent to which Other Stock-Based Awards have been earned. Performance Periods may overlap and participants may participate simultaneously with respect to Other Stock-Based Awards that are subject to different Performance Periods and different performance goals and other criteria.

8.3Deferral of Other-Stock Based Awards. To the extent permitted by law, the Board may permit participants to defer all or a portion of their compensation in the form of Other Stock-Based Awards granted under this Plan, subject to the terms and conditions of any deferred compensation arrangement established by the Company, which shall be in a manner intended to comply with Section 409A of the Code.

8.4Termination of Participant. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such Participant’s Termination Date (unless determined otherwise by the Board).

9.PAYMENT FOR SHARE PURCHASES.

Payment from a Participant for Shares purchased pursuant to this Plan may be made in cash or by check or, where expressly approved for the Participant by the Board and where permitted by law (and to the extent not otherwise set forth in the applicable Award Agreement):

a)by forgiveness of indebtedness owed by the Company to the purchaser;

b)by surrender of shares of the Company held by the Participant that have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price or purchase price of the Shares as to which said Award will be exercised or settled;

c)by reducing the number of shares of Stock to be delivered to the Participant upon exercise of the Option or settlement of an Award, with the reduction valued on the basis of the aggregate Fair Market Value on the Date of Exercise or purchase of the additional shares of Stock that would otherwise have been delivered to the Participant upon the Option exercise or Award settlement;

d)by the delivery, concurrently with such exercise and in accordance with Regulation T promulgated under the Securities Exchange Act of 1934, or any successor rule or regulation, of a properly executed exercise notice for the Option and irrevocable instructions to a broker promptly to deliver to the Company to pay the Exercise Price a specified amount of the proceeds of a sale of the Option shares or loan secured by the Option shares;

e)by waiver of compensation due or accrued to the Participant for services rendered or to be rendered to the Company or a Parent or Subsidiary of the Company; and/or

f)by any combination of the foregoing or by other means determined by the Board to be consistent with this Plan's purposes.

Subject to any Board approval requirements or other limitations under applicable laws, the Board may also assist any Participant (including an officer or director) in the payment for Shares by authorizing a loan from the Company, permitting the Participant to pay the Exercise Price or purchase price in installments or authorizing a guarantee by the Company of a third party loan to the Participant, and the terms and conditions of any such loan, installment sale or guarantee will be determined by the Board.

10.WITHHOLDING TAXES.

10.1Withholding Generally. Whenever Shares are to be issued in satisfaction of Awards granted under this Plan, the Company may require the Participant to remit to the Company, or to the Parent or Subsidiary employing the Participant, an amount sufficient to satisfy applicable U.S. federal, state, local, and international withholding tax requirements or any other tax liability legally due from the Participant prior to the delivery of Shares pursuant to exercise or settlement of any Award. Whenever payments in satisfaction of Awards granted under this Plan are to be made in cash, such payment will be net of an amount sufficient to satisfy applicable U.S. federal, state, local, and international withholding tax requirements or any other tax liability legally due from the Participant.

10.2Stock Withholding. The Board, in its sole discretion and pursuant to such procedures as it may specify from time to time and to limitations of local law, may require or permit a Participant to satisfy such tax withholding obligation or any other tax liability legally due from the Participant, in whole or in part by (without limitation) (i) paying cash, (ii) electing to have the Company withhold otherwise deliverable cash or Shares having a Fair Market Value equal to the minimum statutory amount required to be withheld, or (iii) delivering to the Company already-owned Shares having a Fair Market Value equal to the minimum amount required to be withheld.

11.TRANSFERABILITY.

An Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution. Notwithstanding the foregoing, the Board may determine that an Award, other than an ISO, may be transferred to a Permitted Transferee, upon such additional terms and conditions as the Board deems appropriate. All Awards shall be exercisable: (i) during the Participant’s lifetime only by (A) the Participant, or (B) the Participant’s guardian or legal representative; (ii) after the Participant’s death, by the legal representative of the Participant’s heirs or legatees; and (iii) in the case of all Awards except ISOs, by a Permitted Transferee.

12.PRIVILEGES OF STOCK OWNERSHIP; RESTRICTIONS ON SHARES.

12.1Voting and Dividends. No Participant will have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant, except for any dividend equivalent rights permitted by an applicable Award Agreement. After Shares are issued to the Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional, or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split, or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock.

12.2Restrictions on Shares. At the discretion of the Board, the Company may reserve to itself and/or its assignee(s) a right to repurchase (a “Right of Repurchase”) a portion of any or all Shares held by a Participant following such Participant’s Termination at any time within ninety (90) days after the later of the Participant’s Termination Date and the date the Participant purchases Shares under this Plan, for cash and/or cancellation of purchase money indebtedness, at the Participant’s Purchase Price or Exercise Price, as the case may be.

13.CERTIFICATES.

All Shares or other securities whether or not certificated, delivered under this Plan will be subject to such stock transfer orders, legends, and other restrictions as the Board may deem necessary or advisable, including restrictions under any applicable U.S. federal, state, or foreign securities law, or any rules, regulations, and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted and any non-U.S. exchange controls or securities law restrictions to which the Shares are subject.

14.ESCROW; PLEDGE OF SHARES.

To enforce any restrictions on a Participant’s Shares, the Board may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Board, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Board may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of the Participant’s obligation to the Company under the promissory note; provided, however, that the Board may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant’s Shares or other collateral. In connection with any pledge of the Shares, the Participant will be required to execute and deliver a written pledge agreement in such form as the Board will from time to time approve. The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.

15.SECURITIES LAW AND OTHER REGULATORY COMPLIANCE.

An Award will not be effective unless such Award is in compliance with all applicable U.S. and foreign federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (b) completion of any registration or other qualification of such Shares under any state or federal or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any foreign or state securities laws, stock exchange, or automated quotation system, and the Company will have no liability for any inability or failure to do so.

16.NO OBLIGATION TO EMPLOY.

Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent or Subsidiary of the Company or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Participant’s employment or other relationship at any time.

17.CORPORATE TRANSACTIONS.

In the event of (i) the dissolution or liquidation of the Company, (ii) a reorganization, merger or consolidation as a result of which the Company is not the surviving entity or as a result of which the outstanding shares of Stock are changed into or exchanged for cash, property, or securities not of the Company’s issue, except for a merger or consolidation with a wholly-owned subsidiary of the Company or a transaction effected primarily to change the state of the Company’s incorporation, or (iii) a sale or other transfer in one or a series of transactions of all or substantially all of the assets of the Company, or of more than eighty percent (80%) of the voting stock of the Company then outstanding, to any person or entity or to persons or entities which are affiliated or acting in concert with respect to such sale or transfer (each, a “Change in Control”), the Board may, but shall not be obligated to:

a)accelerate, vest, or cause the restrictions to lapse with respect to all or any portion of an Award;

b)cancel Awards for fair value (as determined by the Board) which, in the case of Options may equal the excess, if any, of the per share value of the consideration to be paid in the Change in Control transaction for Common Stock over the Exercise Price of such Options (or, if such Exercise Price is greater than the consideration paid in the Change in Control transaction, the Board may cancel such Options for no consideration);

c)provide for the assumption of Awards or the issuance of substitute Awards that will substantially preserve the otherwise applicable terms of any affected Award previously granted hereunder as determined by the Board; or

d)provide advance notice of such Change in Control transaction to holders of Options, after which any Options not exercised prior to such Change in Control may be cancelled.

Any Award granted under this Plan shall automatically terminate upon the closing of a Change in Control, unless provision shall be made in connection with such Change in Control for the assumption of the Award by, or the substitution for such Award of a new Award covering the stock or other equity securities of, the surviving, successor or purchasing entity or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares or other securities or property to be issued upon exercise of the Award and the Exercise Price, as applicable. This paragraph shall not restrict the Board from permitting or requiring other accelerations of vesting upon transactions described in this paragraph or any other acquisitions of the Company's shares or business or changes in control of the Company or any other event. The treatment of Awards upon a Change in Control need not be uniform among Awards or Participants.

18.ADOPTION AND STOCKHOLDER APPROVAL.

This Plan shall be submitted for the approval of the Company’s stockholders, consistent with applicable laws, within twelve (12) months before or after the date this Plan is adopted by the Board.

19.TERM OF PLAN/GOVERNING LAW.

Unless earlier terminated as provided herein, this Plan will become effective on the Effective Date and will terminate ten (10) years from the date this Plan is adopted by the Board or is approved by the Company’s stockholders, whichever is earlier. This Plan and all Awards granted hereunder shall be governed by and construed in accordance with the laws of the State of Nevada.

20.AMENDMENT OR TERMINATION OF PLAN.

The Board shall have complete power and authority to alter, amend, suspend, or terminate this Plan, provided that no such action shall deprive a Participant, without his or her consent, of any Award, or of any rights thereunder, previously granted pursuant to this Plan. Stockholder approval of amendments shall be required only to permit the issuance of Incentive Options or otherwise to comply with applicable laws or regulatory requirements; provided, however, that an amendment increasing the maximum number of shares issuable under this Plan shall require approval by the stockholders of the Company.

21.AWARD AGREEMENTS AND AMENDMENTS.

Each Award granted under this Plan shall be evidenced by an agreement between the Company and the Participant, which shall be approved by the Board or an executive officer of the Company. The Award Agreement shall comply with the provisions of this Plan and the terms of the Award's grant by the Board and may contain additional terms not inconsistent with this Plan and such grant which are deemed necessary or desirable by the Board or the executive officer. Subject to the terms and limitations set forth in this Plan, the Board and the Participant may without approval modify, extend, renew, or terminate any outstanding Award or Award Agreement.

22.NONEXCLUSIVITY OF THE PLAN.

Neither the adoption of this Plan by the Board, the submission of this Plan to the stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock awards and bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

Bigfoot Project Investments Inc.

2018 EQUITY INCENTIVE PLAN

Appendix A: Definitions

As used in the Plan, the following definitions shall apply:

“Award” means any award under the Plan, including any Option, Restricted Stock, or Other Stock-Based Award.

“Award Agreement” means, with respect to each Award, the written or electronic agreement between the Company and the Participant setting forth the terms and conditions of the Award, which shall be in substantially a form (which need not be the same for each Participant) that the Board has from time to time approved, and will comply with and be subject to the terms and conditions of this Plan.

“Board” means the Board of Directors of the Company.

“Cause” means (a) in the case where there is no employment agreement, consulting agreement, change in control agreement, or similar agreement in effect between the Company and the Participant at the time of the grant of the Award (or where there is such an agreement but it does not define “cause” (or words of like import), (i) Participant’s willful failure substantially to perform his or her duties and responsibilities to the Company or deliberate violation of a Company policy; (ii) Participant’s commission of any act of fraud, embezzlement, dishonesty, or any other willful misconduct that has caused or is reasonably expected to result in material injury to the Company; (iii) unauthorized use or disclosure by Participant of any proprietary information or trade secrets of the Company or any other party to whom the Participant owes an obligation of nondisclosure as a result of his or her relationship with the Company; or (iv) Participant’s willful breach of any of his or her obligations under any written agreement or covenant with the Company; or (b) in the case where there is an employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company and the Participant at the time of the grant of the Award that defines “cause” (or words of like import), “cause” as defined under such agreement. The determination as to whether a Participant is being terminated for Cause shall be made in good faith by the Company and shall be final and binding on the Participant. The foregoing definition does not in any way limit the Company’s ability to terminate a Participant’s employment or consulting relationship at any time as provided in Section 18 above, and the term “Company” will be interpreted to include any Subsidiary or Parent, as appropriate.

“Code” means the United States Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

“Common Stock” means the Company’s Common Stock, par value $0.001 per share.

“Company” means Bigfoot Project Investments Inc., or any successor corporation.

“Consultant” means any natural person, including an advisor, or independent contractor, engaged by the Company or a Parent or Subsidiary to render services to such entity other than in connection with the offer or sale of securities in a capital raising transaction.

“Director” means a member of the Board.

“Disability” means in the case of incentive stock options, total and permanent disability as defined in Section 22(e)(3) of the Code and in the case of other Awards, that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months.

“Effective Date” means the date on which the Plan has received approval by a vote of the majority of the votes of the Company’s stockholders required in accordance with the Company’s governing documents and applicable law, which date shall be included at the top of this Plan.

“Employee” means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

“Exchange Program” means a program pursuant to which outstanding Awards are surrendered, cancelled or exchanged for cash, the same type of Award or a different Award (or combination thereof).

“Exercise Price” means the price at which a holder may purchase the Shares issuable upon exercise of an Option.

“Fair Market Value” means, as of any date, the value of a share of the Company’s Common Stock determined as follows: (i) If the Common Stock is traded on an established securities market, the closing price of a share of the Common Stock on such date on the composite transactions report of the principal securities market on which the Common Stock is so traded, or, if there is no sale of the Common Stock on such date, then on the last previous date on which there was a sale; or, (ii) if the Common Stock is not then traded on an established securities market, the fair market value of a share of the Common Stock determined by the Board in a manner it considers reasonable or appropriate under the circumstances, taking into account the requirements of Section 409A or 422 of the Code, as applicable.

“Insider” means an officer or director of the Company or any other person whose transactions in the Company’s Common Stock are subject to Section 16 of the Exchange Act.

“Option” means an award of an option to purchase Shares pursuant to Section 5.

“Other Stock-Based Award” means an Award under Section 8 that is valued in whole or part by reference to, or is payable in or otherwise based on, Common Stock.

“Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of such corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

“Participant” means a person who holds an Award under this Plan.

“Performance Factors” means any of the factors selected by the Board and specified in an Award Agreement, from among the following objective measures, either individually, alternatively, or in any combination, applied to the Company as a whole or any business unit or Subsidiary, either individually, alternatively, or in any combination, on a GAAP or non-GAAP basis, and measured, to the extent applicable on an absolute basis or relative to a pre-established target, to determine whether the performance goals established by the Board with respect to applicable Awards have been satisfied:

•Profit Before Tax

•Gross Revenue

•Net Revenue

•Earnings (which may include earnings before interest and taxes, earnings before taxes, and net earnings);

•Operating Income

•Operating Margin; or

•Any other metric that is capable of measurement as determined by the Board.

The Board may, in recognition of unusual or non-recurring items such as acquisition-related activities or changes in applicable accounting rules, provide for one or more equitable adjustments (based on objective standards) to the Performance Factors to preserve the Board’s original intent regarding the Performance Factors at the time of the initial award grant. It is within the sole discretion of the Board to make or not make any such equitable adjustments.

“Performance Period” means the period of service determined by the Board, during which years of service or performance is to be measured for the Award.

“Permitted Transferee” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law (including adoptive relationships) of the Employee, any person sharing the Employee’s household (other than a tenant or employee), a trust in which these persons (or the Employee) have more than 50% of the beneficial interest, a foundation in which these persons (or the Employee) control the management of assets, and any other entity in which these persons (or the Employee) own more than 50% of the voting interests.

“Plan” means this Bigfoot Project Investments Inc. 2018 Equity Incentive Plan.

“Purchase Price” means the price to be paid for Shares acquired under the Plan, other than Shares acquired upon exercise of an Option.

“Restricted Stock Award” means an award of Shares pursuant to Section 6 or Section 8 of the Plan, or issued pursuant to the early exercise of an Option.

“Restricted Stock Unit” means an Award granted pursuant to Section 7 or Section 8 of the Plan.

“SEC” means the United States Securities and Exchange Commission.

“Securities Act” means the United States Securities Act of 1933, as amended.

“Shares” means shares of the Company’s Common Stock and the common stock of any successor security.

“Subsidiary” means any subsidiary corporation of the Company, as defined in Section 424(f) of the Code.

“Termination” or “Terminated” means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, officer, director, consultant, independent contractor, or advisor to the Company or a Parent or Subsidiary of the Company. An employee will not be deemed to have ceased to provide services in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Board; provided, that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute or unless provided otherwise pursuant to formal policy adopted from time to time by the Company and issued and promulgated to employees in writing. In the case of any employee on an approved leave of absence, the Board may make such provisions respecting suspension of vesting of the Award while on leave from the employ of the Company or a Parent or Subsidiary of the Company as it may deem appropriate, except that in no event may an Award be exercised after the expiration of the term set forth in the applicable Award Agreement. In the event of military leave, if required by applicable laws, vesting shall continue for the longest period that vesting continues under any other statutory or Company approved leave of absence and, upon a Participant’s returning from military leave (under conditions that would entitle him or her to protection upon such return under the Uniform Services Employment and Reemployment Rights Act), he or she shall be given vesting credit with respect to Awards to the same extent as would have applied had the Participant continued to provide services to the Company throughout the leave on the same terms as he or she was providing services immediately prior to such leave. An employee shall have terminated employment as of the date he or she ceases to be employed (regardless of whether the termination is in breach of local laws or is later found to be invalid) and employment shall not be extended by any notice period or garden leave mandated by local law. The Board will have sole discretion to determine whether a Participant has ceased to provide services for purposes of the Plan and the effective date on which the Participant ceased to provide services (the “Termination Date”).